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                                                                    EXHIBIT 10.4


                               JOINDER AGREEMENT
                               -----------------

        This Joinder Agreement (the "Joinder") is made, executed and delivered by the undersigned as of November 7, 1996.

                                  WITNESSETH:

        WHEREAS, a Tax Sharing Agreement has been executed and delivered as of the 28th day of June, 1994 by and among Jordan Industries, Inc., an Illinois corporation (the "Company"), and each other corporation which is a signatory thereto (the "Agreement"); and

        WHEREAS, it is the intention of the undersigned to become a party to the Agreement.

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned hereby agrees as follows:

        1. By execution and delivery of this Joinder, the undersigned hereby joins the Agreement and hereby agrees to be bound by and perform all of the covenants, promises, agreements and undertakings under the Agreement to the same extent as if the undersigned had been an original signatory to the Agreement.

        2. This Joinder shall be governed in all respects, whether as to validity, construction, capacity, performance or otherwise, under the laws of the State of Illinois.

                           [signature page follows]










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        IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the day and year first above written.


MOTORS AND GEARS HOLDINGS INC.          MOTORS AND GEARS, INC.

By: /s/ Jonathan F. Boucher             By: /s/ Jonathan F. Boucher
   --------------------------              --------------------------
Name: Jonathan F. Boucher               Name: Jonathan F. Boucher
Title: Vice President                   Title: Vice President


MOTORS AND GEARS INDUSTRIES, INC.       THE NEW IMPERIAL ELECTRIC COMPANY

By: /s/ Jonathan F. Boucher             By: /s/ Jonathan F. Boucher
   --------------------------              --------------------------
Name: Jonathan F. Boucher               Name: Jonathan F. Boucher
Title: Vice President                   Title: Vice President


THE NEW SCOTT MOTORS COMPANY            NEW GEAR RESEARCH, INC.

By: /s/ Jonathan F. Boucher             By: /s/ Jonathan F. Boucher
   --------------------------              --------------------------
Name: Jonathan F. Boucher               Name: Jonathan F. Boucher
Title: Vice President                   Title: Vice President


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